UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2026

Maison Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41720	84-2498787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 N Garfield Ave, Monterey Park, CA 91754	91754
(Address of principal executive offices)	(Zip Code)

(626) 737-5888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	MSS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 herein is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in a Schedule 14C, filed on November 3, 2025, the majority stockholders of Maison Solutions Inc., a Delaware corporation (the “Company”) approved, by written consent in lieu of a special meeting, the granting of the authority to our board of directors (the “Board”) to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of the Company’s Class A common stock (the “Common Stock”), by a ratio of not less than 1-for-2 and not more than 1-for-100, with the exact ratio to be determined by the Board in its sole discretion.

On April 13, 2026, the Board approved a 1-for-10 reverse stock split of the Company’s issued and outstanding shares of Common Stock (the “Reverse Stock Split”) effective April 24, 2026. On April 15, 2026, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to effect the Reverse Stock Split. The Reverse Stock Split will become effective as of 12:01a.m. Eastern Time on April 24, 2026.

As a result of the Reverse Stock Split, every ten (10) outstanding shares of the Company’s Common Stock will, without any further action by the Company, or any holder thereof, convert into, and automatically became, one (1) share of the Company’s Common Stock. No fractional shares will be issued in connection with the Reverse Stock Split. Any fractional shares of Common Stock resulting from the Reverse Stock Split will be rounded up to the nearest whole share.

The Reverse Stock Split is intended for the Company to regain compliance with the minimum bid price requirement of $1.00 per share of Common Stock for continued listing on Nasdaq. The Common Stock is expected to begin trading on a Reverse Stock Split-adjusted basis on Nasdaq at the opening of the market on April 24, 2026. The trading symbol for the common stock will remain “MSS,” and the new CUSIP number of the common stock following the Reverse Stock Split is 560667305.

The Company’s transfer agent, VStock Transfer LLC, is acting as the exchange agent and paying agent for the Reverse Stock Split.

The terms of the Reverse Stock Split are such that every ten shares of the Company’s issued and outstanding Common Stock will be automatically combined into one issued and outstanding share of Common Stock, without any change in par value per share. The Reverse Stock Split does not change the Company’s current number of authorized shares of Common Stock, or its par value. The Reverse Stock Split also does not change the Company’s authorized, or issued, and outstanding, number of shares of preferred stock, or its par value.

Except for de minimis adjustments that result from the treatment of fractional shares, the Reverse Stock Split does not have any immediate dilutive effect on our stockholders, since each stockholder holds the same percentage of our Common Stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split.

As a result of the Reverse Stock Split, the number of shares of the Company’s Common Stock that may be purchased upon the exercise of outstanding warrants, options, or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, have also be ratably adjusted in accordance with their terms and conditions. In addition, proportionate adjustments will be made to the number of shares issued and issuable under the Company’s existing stock incentive plans.

The summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements may include, but are not limited to, statements related to the Reverse Stock Split, the effectiveness of the Certificate of Amendment, and the Company’s ability to regain compliance with Nasdaq’s minimum bid price requirement, as well as statements, other than historical facts, that address activities, events or developments that the company intends, expects, projects, believes or anticipates will or may occur in the future. These statements are often characterized by terminology such as “believes,” “hopes,” “may,” “anticipates,” “should,” “intends,” “plans,” “will,” “expects,” “estimates,” “projects,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of management’s experience and perception of historical trends, current conditions, expected future developments and other factors believed to be appropriate. Forward-looking statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of the Company’s control. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the sections titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as reports on Form 8-K, and include whether the Company will be successful in maintaining the listing of its Common Stock on Nasdaq and the effects of the Reverse Stock Split.

Item 7.01 Regulation FD Disclosure

On April 22, 2026, the Company issued a press release with respect to the Reverse Stock Split. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

The information contained in this Item 7.01 of this Current Report, including Exhibit 99.1 hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
3.1	Corrected Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation
99.1	Press Release dated April 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maison Solutions Inc.

Date: April 22, 2026	By:	/s/ John Xu
	Name:	John Xu
	Title:	Chief Executive Officer

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